UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION


                   Washington, D.C. 20549



                          FORM 8-K

                       CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): March 13, 2003


                PARAMCO FINANCIAL GROUP, INC.
           ---------------------------------------
   (Exact name of registrant as specified in its charter)





     Nevada                000-32495              88-0441287
----------------        ----------------        --------------
(State or other      (Commission File No.)    (I.R.S. Employer
jurisdiction of                               Identification No.)
incorporation
or organization)



     4610  So.  Ulster Street, Suite  150,  Denver, Colorado 80237
   -------------------------------------------------------------------
              (Address of principal executive offices)




   Registrant's telephone number, including area code: (720) 528-7303


                               N/A
                         ----------------
    (Former  name or  former address, if changed since last report)







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Item 5.        OTHER EVENTS.

           On March 13, 2003, the Company's Board of Directors elected executive officers as follows:

          Douglas G. Gregg              Chairman of the Board and
                                        Chief Executive Officer

          Paul S. Sidey                 President

          Terrence Riely                Secretary, Acting Treasurer
                                        and Acting Chief Financial
                                        Officer










































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                         SIGNATURES


           Pursuant  to  the requirements of the  Securities
Exchange Act of 1934, the Registrant had duly caused this report to be signed by the undersigned hereunto duly authorized.

Date:      March 17, 2003           PARAMCO FINANCIAL GROUP, INC.



                              /s/ Douglas G. Gregg
                              -----------------------
                              Douglas G. Gregg
                              Chairman of the Board and
                              Chief Executive Officer






































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